UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 13, 2017

NATHAN’S FAMOUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35962	11-3166443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Jericho Plaza, Jericho, New York		11753
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 338-8500

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 13, 2017, Nathan’s Famous, Inc. (the “Company”) held its annual meeting of stockholders. At the annual meeting, stockholders of the Company voted on the matters set forth below. Each outstanding common share as of the record date was entitled to one vote on the proposals voted on at the meeting.

1.       The proposal to elect eight directors was approved based upon the following vote:

Name	For	Withheld	Broker Non-Votes
Robert J. Eide	2,700,663	312,282	812,508
Eric Gatoff	2,782,886	230,059	812,508
Brian S. Genson	2,717,222	295,723	812,508
Barry Leistner	2,743,015	269,930	812,508
Howard M. Lorber	2,288,013	724,932	812,508
Wayne Norbitz	2,720,036	292,909	812,508
A.F. Petrocelli	2,585,960	426,985	812,508
Charles Raich	2,597,521	415,424	812,508

2.       The non-binding advisory proposal on the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosure in the Company’s Proxy Statement for the Company’s 2017 Annual Meeting of Stockholders was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
2,946,382	58,629	7,934	812,508

3.       The votes cast for the non-binding advisory vote on the frequency of stockholder advice on executive compensation was as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
692,292	47,203	935,204	1,338,246	812,508

4.       The proposal to ratify the appointment of Grant Thornton LLP as the Company’s auditors for fiscal year 2018 was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
3,794,617	5,457	25,379	0

Following the annual meeting, in accordance with the advisory vote of the Company’s stockholders, the Company’s Board of Directors voted that the stockholder advisory vote on executive compensation should be held every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2017	NATHAN’S FAMOUS, INC.

	By:	/s/ Ronald DeVos
		Name:	Ronald DeVos
		Title:	Vice President Finance and Chief Financial Officer (Principal Financial Officer and Accounting Officer)